                                                                    EXHIBIT 24.1


                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY
                                   RELATED TO
                          REGISTRATION AND EXCHANGE OF
                      11% SENIOR SECURED NOTES DUE 2011 AND
                   SENIOR SECURED FLOATING RATE NOTES DUE 2011


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), hereby constitutes and appoints RICHARD J. KRAMER,
C. THOMAS HARVIE, THOMAS A. CONNELL and DARREN R. WELLS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 or other appropriate form and any and all amendments to any such Registration Statements (including post-effective amendments), to be filed with the Securities and Exchange Commission, in connection with the registration under the provisions of the Securities Act of 1933, as amended, of (a) up to $450,000,000 aggregate principal amount of 11% Senior Secured Notes due 2011 in exchange for any and all outstanding 11% Senior Secured Notes due 2011, and (b) up to $200,000,000 aggregate principal amount of Senior Secured Floating Rate Notes due 2011 in exchange for any and all outstanding Senior Secured Floating Rate Notes due 2011, with power in each case where appropriate to affix thereto the corporate seal of the Company and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 9th day of December, 2004.

          SIGNATURES                                      TITLE
          ----------                                      -----
    /s/ ROBERT J. KEEGAN                  Chairman of the Board, Chief Executive
------------------------------               Officer, President and Director
       Robert J. Keegan


   /s/ RICHARD J. KRAMER                    Executive Vice President and Chief
------------------------------                      Financial Officer
      Richard J. Kramer


    /s/ THOMAS A. CONNELL                     Vice President and Controller
------------------------------
      Thomas A. Connell

    /s/ JAMES C. BOLAND                                  Director
------------------------------
       James C. Boland


      /s/ JOHN G. BREEN                                  Director
------------------------------
        John G. Breen


      /s/ GARY D. FORSEE                                 Director
------------------------------
        Gary D. Forsee


  /s/ WILLIAM J. HUDSON, JR.                             Director
----------------------------
    William J. Hudson, Jr.


    /s/ STEVEN A. MINTER                                 Director
------------------------------
       Steven A. Minter


     /s/ RODNEY O'NEAL                                   Director
------------------------------
        Rodney O'Neal


   /s/ SHIRLEY D. PETERSON                               Director
------------------------------
     Shirley D. Peterson


   /s/ THOMAS H. WEIDEMEYER                              Director
------------------------------
     Thomas H. Weidemeyer

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY
                                   RELATED TO
                          REGISTRATION AND EXCHANGE OF
                      11% SENIOR SECURED NOTES DUE 2011 AND
                   SENIOR SECURED FLOATING RATE NOTES DUE 2011


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), hereby constitutes and appoints RICHARD J. KRAMER, C. THOMAS HARVIE, THOMAS A. CONNELL and DARREN R. WELLS, and each of them, her true and lawful attorneys-in-fact and agents, with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 or other appropriate form and any and all amendments to any such Registration Statements (including post-effective amendments), to be filed with the Securities and Exchange Commission, in connection with the registration under the provisions of the Securities Act of 1933, as amended, of (a) up to $450,000,000 aggregate principal amount of 11% Senior Secured Notes due 2011 in exchange for any and all outstanding 11% Senior Secured Notes due 2011, and (b) up to $200,000,000 aggregate principal amount of Senior Secured Floating Rate Notes due 2011 in exchange for any and all outstanding Senior Secured Floating Rate Notes due 2011, with power in each case where appropriate to affix thereto the corporate seal of the Company and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, each of the undersigned has hereunto set her name as of the 7th day of June, 2005.

          SIGNATURES                                      TITLE
          ----------                                      -----
   /s/ DENISE M. MORRISON                                 Director
------------------------------
      Denise M. Morrison